FORM 8-K

             SECURITIES AND EXCHANGE COMMISSION
                    Washington D.C. 20549

                       CURRENT REPORT
              Pursuant to Rule 13 or 15d-16 of
             the Securities Exchange Act of 1934

For the Coupon Period ending July 19, 2001

       Westpac Securitisation Management Pty Limited,
              in its capacity as trust manager
               of the Series 1998-1G WST Trust
       (Translation of registrants name into English)



      New South Wales                 333-64199
98-0181944
       -----------------------------       ----------------
--------       -----------------------
      State of Incorporation        Commission File
IRS Employer No.
                               Number


   Level 25, 60 Martin Place, Sydney, NSW 2000, Australia
          (Address of principal executive offices)

      Registrants telephone number

      +612 9216 0373

 NOTEHOLDERS REPORT - SERIES 1998-1G WST TRUST


Date of Report - Determination Date   13-July-01

Housing Loan Collection Period        10-Apr-01   to      09-
Jul-01
                       (inclusive)
(inclusive)

Days in Collection Period             91

Coupon Period          19-Apr-01      to          19-Jul-01
                       (inclusive)
(exclusive)

Days in Coupon Period  91

3 month BBSW
at beginning of coupon period         4.6833%
3 Month USD-LIBOR      4.80875%
Foreign Exchange Rate  0.62354525564

Available Income       16,913,931
Total Available Funds  16,913,931
Accrued Interest Adjustment           0.00
Redraws Made This Period              25,088,467
Redraw Shortfall       0.00
Redraw Facility Draw   0.00
RFS Issued This Period 0.00
Trust Expenses         693,601
Total Payments         14,334,423
Payment Shortfall      0.00
Principal Draw This Period            0.00
Total Principal Draws Outstanding     0.00
Gross Principal Collections           113,140,495
Principal Collections  88,052,028
Excess Available Income               2,579,508
Excess Collections Distribution       2,579,508
Liquidity Shortfall    0.00
Liquidity Net Draw / (Repayment)
this period            0.00
Remaining Liquidity Shortfall         0.00
Liquidation Loss       0.00
Principal Charge Offs  0.00
Prepayment Benefit Shortfall          0.00
Average Daily Balance for Qtr         899,864,435
Subordinated Percentage               5.2769%
Initial Subrdinated Percentage        2.3000%
Average Quarterly Percentage          0.00%
Chargeoffs             0.00
Carryover ChargeOffs   0.00

                       Principal/100,000
Coupon/100,000
Class A      0.00      3,788.6770     511.3225
Class B      0.00      8,969.8301     1,282.5312

Stated Amount - AUD Equivalent        Percentage  Forex
Percentage
Class A      816,440,374.02           94.72309%   1.00000
Class B        47,154,147.36          5.27691%
RFS                             0.00              0.00000
                  863,594,521.38      100.00000%  100.00000%

Stated Amount - USD                   Bond Factor
Class A      509,087,521.73                       0.3708658
Class B        29,402,744.87                      0.9103017
RFS                             0.00
                  538,490,266.60

                            WST Trust Series 98-1G

                    DELINQUENCY STATISTICS

                 Collection Period Ended:    9th July 2001
                 Number  Current   Instalment     % by      % by
                of Loans Balance     Amount $    Number   Balance

Current          9,213    785,754,901         6,899,678
92.27%              90.99%
1 - 29 Days      635      64,692,950             500,040
6.36%                7.49%
30 - 59 Days      81        8,485,225               67,367
0.81%                0.98%
60 - 89 Days      24        2,042,711               17,174
0.24%                0.24%
90 - 119 Days     13       1,341,043               10,816
0.13%                0.16%
120 - 149 Days     6          507,117                 3,970
0.06%                0.06%
150 - 179 Days     1            26,612
220             0.01%                0.00%
180+ Days          12          743,960                 8,354
0.12%                0.09%
TOTAL           9,985   863,594,521          7,507,619
100.00%            100.00%


$A
Scheduled principal     $           9,156,510
Unscheduled principal   $         78,895,518
Principal Collections   $         88,052,028

Fixed Interest Rate Housing Loan       $       149,233,853
Variable Rate Housing Loans            $       714,360,668
                        $       863,594,521






                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf, as Trust Manager for the Series
1998-1G WST Trust, by the undersigned, thereunto duly authorized.

                              Westpac Securitisation
                              Management Pty Limited, as
                              Trust Manager for the Series
                              1998-1G WST Trust,(Registrant)

Dated: July   , 2001
By:    /s/ Alan Bomze


                                    Name: Alan bomze


                                    Title:   Principal
Accounting Officer